Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Vest 2 Year Interest Rate Hedge ETF (HYKE)
Vest 10 Year Interest Rate Hedge ETF (RYSE)
(each, a “Fund” and together, the “Funds”)

Supplement dated May 8, 2025 to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
dated February 28, 2025

The Board of Trustees of ETF Series Solutions, upon a recommendation from Vest Financial LLC, the Funds’ investment adviser, has approved a change in the Funds’ fiscal year-end from October 31 to September 30, effective as of March 11, 2025. This means that the Funds’ most recent tax year will be a short tax year, from November 1, 2024 to September 30, 2025, and that subsequent tax years will be from October 1 to September 30.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.